UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☐ Definitive Proxy Statement
 ☒ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12
LAM RESEARCH CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

LAM RESEARCH CORPORATION

2025 Annual Meeting
Vote by November 3, 2025 11:59 PM ET. For shares held in a Plan, vote by October 30, 2025 11:59 PM ET.

LAM RESEARCH CORPORATION
ATTN: INVESTOR RELATIONS
4650 CUSHING PARKWAY
FREMONT, CALIFORNIA 94538

V79104-P36021

You invested in LAM RESEARCH CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 4, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 21, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

November 4, 2025
9:30 A.M. PT

Virtually at:
www.virtualshareholdermeeting.com/LRCX2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Sohail U. Ahmed	For
1b.	Timothy M. Archer	For
1c.	Eric K. Brandt	For
1d.	Ita M. Brennan	For
1e.	Michael R. Cannon	For
1f.	John M. Dineen	For
1g.	Mark Fields	For
1h.	Ho Kyu Kang	For
1i.	Bethany J. Mayer	For
1j.	Jyoti K. Mehra	For
1k.	Abhijit Y. Talwalkar	For
2.	Advisory vote to approve the compensation of the named executive officers of Lam Research, or "Say on Pay."	For
3.	Approval of the adoption of the Lam Research 2025 Stock Incentive Plan.	For
4.	Ratification of the appointment of the independent registered public accounting firm for fiscal year 2026.	For
5.	Approval of an amendment to the Company's Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law.	For
6.	Stockholder proposal titled "Realistic Shareholder Ability to Call for a Special Shareholder Meeting," if properly presented.	Against

NOTE: Other business that may properly come before the annual meeting (including any adjournment or postponement thereof) will be voted as the proxy holders deem advisable.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V79105-P36021